UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21650

ASA Gold and Precious Metals Limited
(Exact name of registrant as specified in charter)

400 S. El Camino Real, Suite 710, San Mateo, CA	94402
(Address of principal executive offices)	(Zip code)

JP Morgan Chase Bank, N.A.
3 MetroTech Center, 6th Floor
Brooklyn, New York 11245
(Name and address of agent for service)

Registrant's telephone number, including area code:	650-376-3135

Date of fiscal year end:	November 30

Date of reporting period:	May 31, 2016

Letter to Shareholders

The sentiment for gold and gold mining shares improved sharply in the first half of 2016. After reaching a low during the third week of December 2015 at a price of $1,049 per ounce, gold rose sharply, reaching a high for the period of $1,294 per ounce during the first week of May 2016. While the gold price has been volatile, it remains well above the December low and sentiment for gold mining shares has improved substantially.

At May 31, 2016, ASA Gold and Precious Metals Limited (“ASA” or the “Company”) reported a net asset value (“NAV”) of $13.49 per share. For the six-month period ended May 31, 2016, the Company’s NAV experienced a total return of 62.2% versus a total return of 74.9% for the FTSE Gold Mines Total Return Index (the “Index”). ASA’s more diversified portfolio and underweight investments in many of the senior gold producers, combined with our overweight investments in many of the royalty companies relative to the Index, were partially responsible for the relative underperformance during the last six months. The ASA share price returned 64.7% for the six-month period, closing at $11.77 on May 31, 2016. The gold price, as measured by the London Gold PM Fix, rose 12.9%, significantly underperforming the gold mining shares during the same period.

The discount at which ASA’s shares traded in the market decreased slightly from 14.1% at the end of fiscal 2015 to 12.8% at the end of the first six months of fiscal 2016. During this period, the discount averaged 13.7% and reached a high of 17.1% and a low of 8.9%. After careful consideration, in December of 2015, the Company’s Board of Directors (the “Board”) decided not to utilize ASA’s Share Repurchase Program because the Board did not believe that a share repurchase would materially benefit shareholders, or accomplish a meaningful narrowing of the discount at that time. In addition, the Company would have to sell portfolio securities to raise cash for such actions and the expense ratio would likely increase as assets diminished. Since then, there has been an improvement in trading activity and a stabilization in the range of the discount. The Board continues to closely monitor the discount and undertakes a thorough review of the Company’s Share Repurchase Program regularly.

The Company’s portfolio investments continued to generate low levels of revenue during the last six months. Despite some significant improvements in cost control and capital allocation within the industry, commodity prices had not recovered sufficiently to enable the mining industry to increase dividend distributions. During the last six months, ASA distributed $0.02 per share to shareholders, the same amount as during the first six months of 2015. ASA made the most recent distribution from previously undistributed investment income generated from past periods because the Company did not earn sufficient income from its investments.

Market Observations

When the Company’s 2015 annual report was published in January 2016, we anticipated some stability in the gold price after three years of decline. The U.S. Federal Reserve (the “Fed”) had announced an increase in interest rates in December 2015 and it appeared that steady rate increases in 2016 were fully reflected in the gold price. What was not anticipated was a stumble in U.S. and global economic growth in late January and the Fed’s decision to slow the pace of further interest rate increases. As a result, the gold price rebounded significantly, ending the period at $1,212 on May 31,

2016. The improvement in the outlook for gold helped boost the share prices of mining companies. In June 2016, the United Kingdom voted to leave the European Union, giving gold another boost as investors looked for a safe haven investment in a tumultuous market. For the remainder of 2016, we believe that the performance of gold and gold mining companies will remain heavily linked to the stability of the world’s leading economies and the direction taken by the Fed.

At the beginning of the current fiscal year, ASA reduced its exposure to base metals and platinum and increased its exposure to gold. As a result, the Company was well positioned to participate in the gold rally during the first half of 2016. ASA continues to believe in a diversified precious metals strategy, however, we are comfortable with our current metals exposure for the near term. It should be noted, as reflected in Chart 1 below, that the reduction in the allocation to silver mining companies during the last six months was due to the reclassification of Tahoe Resources Inc. from a silver producer to a gold producer following two recent acquisitions made by the company.

Chart 1: Metals Exposure

Industry / Portfolio Trends

During periods of a rapid rise in the gold price, like the one witnessed during the first half of 2016, highly leveraged and lower quality gold mining companies tend to outperform the broader gold mining indices, as they benefit the most from the move in the gold price. ASA has been largely underweight highly leveraged miners due to the Company’s longer term, fundamentally based investment strategy, which emphasizes quality over operating or financial leverage. ASA prefers to invest in companies where management has demonstrated the ability to add value over time, build a strong balance sheet, and acquire low cost, long-lived assets.

In general, the higher gold price, improvement in corporate balance sheets and the shedding of lower quality assets by many of the senior gold producers have left the industry in better financial shape than it was a year ago, but largely devoid of production growth. As we head into the second half of this year, we anticipate that larger gold producers will begin to address their lack of growth by acquiring low cost production through mergers and acquisitions. ASA has positioned its portfolio to benefit from this trend. In the first half of 2016, ASA added four new positions in development stage companies, which we believe are potential acquisition targets due to the quality of their assets. Even without corporate M&A activity, we believe the valuation of these companies should improve as they shift from developers to producers and begin to generate free cash flow. Typically, the market attributes a higher valuation to producing companies than it does to non-producers and the performance of these development companies should positively capture an improvement in valuation.

MAG Silver Corp., a partner in a high grade silver project currently under development in Mexico, was added to ASA’s portfolio during the first quarter of 2016. ASA has followed MAG for several years and saw an attractive entry point as the company finalized financing for its project and in advance of what we anticipate to be positive exploration updates. ASA also established a new position in Lydian International Ltd. when the company sought financing for a permitted project. With financing now complete for its development project in Armenia, we expect positive updates as they commence construction.

Atlantic Gold Corp. was also added to ASA’s portfolio during the first half of 2016. Atlantic was relatively new to ASA this year, but the management team has been known to us for many years. We believe that its simple, open-pit asset in Canada should have a quick development timeline and return of capital. Integra Gold Corp was the fourth new addition. Still in the exploration stage, Integra is more junior than the others additions, however, it is in a highly prospective region, has a robust exploration budget and plan for 2016, and a solid leadership team that we anticipate will deliver positive catalysts for the stock.

ASA’s previous investments in development companies generally performed well in the first half of 2016 as Torex Gold Resources Inc., Asanko Gold Inc., and Guyana Goldfields Inc. completed construction, commenced production, and transitioned from developers to producers on time and on budget. ASA added to positions in Asanko and Guyana throughout the first half of 2016 to take advantage of a brief retracement in these issuers. In general, we have been pleased with how ASA’s investment thesis in these developers has played out over the last few years and believe that the trend will continue.

The Company added to positions in AngloGold Ashanti Ltd., Detour Gold Corp. and SEMAFO Inc. early in 2016 as we viewed these companies as solid operators that would perform well in a flat to rising gold market while also being able to weather gold price volatility.

Several positions were reduced during the last six months as they either grew disproportionately large or reached, what we considered to be a full valuation, in order to re-deploy capital in the aforementioned companies. Five positions were sold entirely that no longer had compelling investment cases and which were expected to underperform other miners in a rising gold price environment. Among these were ASA’s positions in Anglo American Platinum Ltd. and Impala Platinum Holdings Ltd. After decades of investment, we could no longer see an investment case for the South African platinum miners as they face ever increasing labor issues, cost pressure and capital requirements in the face of weak commodity prices. In addition to the sale of the platinum miners, positions in the platinum and palladium ETFs were also trimmed. While ASA’s net platinum and palladium exposure decreased in the first half of 2016 in order to allocate more capital to the gold mining sector, ASA did increase its position in Stillwater Mining Company, a North American platinum miner, that we believe operates efficiently and cost effectively and has the balance sheet to withstand the current price environment without sacrificing necessary capital investment.

Corporate

The Board recently appointed Robert Pilkington as Chairman of the Board effective July 1, 2016. Mr. Pilkington is a long serving Director of ASA. After an early career with Anglo American Plc., Mr. Pilkington was an Investment Banker and Managing Director at UBS Securities LLC and predecessor companies, working closely with some of the world’s leading mining companies. Gary Glynn, former Chairman of the Board, is continuing to serve as a director on the ASA Board.

Management appreciates the continued support of the Board of Directors and our shareholders. For investors wishing for more information on ASA Gold and Precious Metals Limited, we encourage you to visit the Company’s website (www.asaltd.com) or to call the Company directly at (650) 376-3135 or (800) 432-3378.

David Christensen

President, Chief Executive Officer and Chief Investment Officer
July 18, 2016

Forward-Looking Statements

This shareholder letter includes forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company, or industry results, to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. The Company’s actual performance or results may differ from its beliefs, expectations, estimates, goals and projections, and consequently, investors should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and generally can be identified by words such as “believe,” “anticipate,” “estimate,” “expect,” “intend,” “should,” “may,” “will,” “seek,” or similar expressions or their negative forms, or by references to strategy, plans, goals or intentions. The absence of these words or references does not mean that the statements are not forward-looking. The Company’s performance or results can fluctuate from month to month depending on a variety of factors, a number of which are beyond the Company’s control and/or are difficult to predict, including without limitation: the Company’s investment decisions, the performance of the securities in its investment portfolio, economic, political, market and financial factors, and the prices of gold, platinum and other precious minerals that may fluctuate substantially over short periods of time. The Company may or may not revise, correct or update the forward-looking statements as a result of new information, future events or otherwise.

The Company concentrates its investments in the gold and precious minerals sector. This sector may be more volatile than other industries and may be affected by movements in commodity prices triggered by international monetary and political developments. The Company is organized as a non-diversified fund and, as such, may invest in fewer investments than that of a diversified portfolio. The Company may invest in smaller-sized companies that may be more volatile and less liquid than larger more established companies. Investments in foreign securities, especially those in the emerging markets, may involve increased risk as well as exposure to currency fluctuations. Shares of closed-end funds frequently trade at a discount to net asset value. All performance information reflects past performance and is presented on a total return basis. Past performance is no guarantee of future results. Current performance may differ from the performance shown.

This shareholder letter does not constitute an offer to sell or solicitation of an offer to buy any securities.

Certain Investment Policies and Restrictions (Unaudited)

The following is a summary of certain of the Company’s investment policies and restrictions and is subject to the more complete statements contained in documents filed with the Securities and Exchange Commission.

The concentration of investments in a particular industry or group of industries. It is a fundamental policy (i.e., a policy that may be changed only by shareholder vote) of the Company that at least 80% of its total assets be (i) invested in common shares or securities convertible into common shares of companies engaged, directly or indirectly, in the exploration, mining or processing of gold, silver, platinum, diamonds or other precious minerals, (ii) held as bullion or other direct forms of gold, silver, platinum or other precious minerals, (iii) invested in instruments representing interests in gold, silver, platinum or other precious minerals such as certificates of deposit therefor, and/or (iv) invested in securities of investment companies, including exchange traded funds, or other securities that seek to replicate the price movement of gold, silver or platinum bullion. Compliance with the percentage limitation relating to the concentration of the Company’s investments will be measured at the time of investment. If investment opportunities deemed by the Company to be attractive are not available in the types of securities referred to in the preceding paragraph, the Company may deviate from the investment policy outlined in that paragraph and make temporary investments of unlimited amounts in securities issued by the U.S. Government, its agencies or instrumentalities or other high quality money market instruments.

The percentage of voting securities of any one issuer that the Company may acquire. It is a non-fundamental policy (i.e., a policy that may be changed by the Board of Directors) of the Company that the Company shall not purchase a security if, at the time of purchase, more than 20% of the value of its total assets would be invested in securities of the issuer of such security.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of ASA Gold and Precious Metals Limited

We have reviewed the accompanying statements of assets and liabilities of ASA Gold and Precious Metals Limited (the “Company”), including the schedules of investments, as of May 31, 2016 and May 31, 2015, and the related statements of operations for the six month periods ended May 31, 2016 and May 31, 2015, the statements of changes in net assets for the six month period ended May 31, 2016, and the financial highlights for the six-month periods ended May 31, 2016 and May 31, 2015. These financial statements and financial highlights are the responsibility of the Company’s management.

We conducted our reviews in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit in accordance with the standards of the Public Company Accounting Oversight Board, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the interim financial statements referred to above for them to be in conformity with U.S. generally accepted accounting principles.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board, the statement of changes in net assets for the year ended November 30, 2015 and the financial highlights for each of the four years in the period ended November 30, 2015, and in our report dated January 19, 2016, we expressed an unqualified opinion on those financial statements and financial highlights. Other auditors have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board, the financial highlights for the year ended November 30, 2011 and in their report, dated January 24, 2012, they expressed an unqualified opinion on those financial highlights.

Tait, Weller & Baker LLP
Philadelphia, Pennsylvania
July 18, 2016

Schedules of Investments (Unaudited)

May 31, 2016 and May 31, 2015

	2016			2015
Name of Company	Shares/ Warrants	Value	Percent of Net Assets	Shares/ Warrants	Value	Percent of Net Assets
Common Shares
Gold and Silver Investments
Gold mining, exploration, development and royalty companies
Australia
Newcrest Mining Limited, (1)	1,215,000	$16,767,000	6.4%	1,215,000	$13,219,200	5.8%
Perseus Mining Limited, (1)	6,211,800	2,158,852	0.8	—	—	—
		18,925,852	7.3		13,219,200	5.8
Canada
Agnico Eagle Mines Limited	519,300	23,326,956	9.0	479,300	15,419,081	6.8
Alacer Gold Corporation, (1)	918,200	2,082,993	0.8	918,200	2,086,651	0.9
Alamos Gold Inc.	600,000	3,845,096	1.5	450,000	2,941,460	1.3
Argonaut Gold Inc., (1)	—	—	—	430,000	600,819	0.3
Asanko Gold Inc., (1)	1,175,000	3,823,327	1.5	200,000	329,238	0.1
Atlantic Gold Corporation – 144A, (1)(2)(3)	3,000,000	1,306,141	0.5	—	—	—
B2Gold Corporation, (1)	1,594,338	2,947,065	1.1	1,594,338	2,701,400	1.2
Barrick Gold Corporation	1,330,000	22,304,100	8.6	1,375,000	16,307,500	7.2
Belo Sun Mining Corporation, (1)	2,600,000	1,727,773	0.7	2,600,000	501,084	0.2
Centerra Gold Inc.	—	—	—	300,000	1,850,157	0.8
Detour Gold Corporation, (1)	450,000	8,905,820	3.4	300,000	3,201,638	1.4
Eldorado Gold Corporation	650,000	2,756,000	1.1	650,000	3,139,500	1.4
Franco-Nevada Corporation	160,000	10,136,266	3.9	225,000	11,556,252	5.1
Goldcorp Inc.	932,400	15,682,968	6.0	932,400	16,559,424	7.3
Guyana Goldfields Inc., (1)	857,300	4,871,916	1.9	24,000	71,115	0.0
Integra Gold Corporation, (1)	620,500	303,330	0.1	—	—	—
Kinross Gold Corporation, (1)	1,000,000	4,260,000	1.6	1,000,000	2,350,000	1.0
New Gold Inc., (1)	600,000	2,298,000	0.9	600,000	1,908,000	0.8
OceanaGold Corporation	1,054,013	3,204,225	1.2	—	—	—
Primero Mining Corporation, (1)	—	—	—	200,000	824,000	0.4
Romarco Minerals Inc., (1)	—	—	—	1,373,500	490,811	0.2
Romarco Minerals Inc. – 144A, (1)(2)	—	—	—	3,000,000	1,072,031	0.5
Semafo Inc., (1)	900,000	3,450,962	1.3	700,000	2,074,199	0.9
Tahoe Resources Inc., (4)	708,200	8,471,137	3.3	—	—	—
TMAC Resources Inc. – 144A, (1)(2)	185,000	1,999,504	0.8	—	—	—
Torex Gold Resources Inc., (1)	2,800,000	4,042,163	1.6	2,800,000	2,495,784	1.1
Torex Gold Resources Inc. – 144A, (1)(2)	1,250,000	1,804,537	0.7	1,250,000	1,114,189	0.5
		133,550,280	51.3		89,594,333	39.4
Channel Islands
Lydian International Ltd., (1)	780,000	184,693	0.1	—	—	—
Lydian International Ltd. – 144A, (1)(2)	6,879,300	1,628,921	0.6	—	—	—
Randgold Resources Limited – ADRs	282,100	23,783,851	9.1	329,600	23,807,008	10.5
		25,597,465	9.8		23,807,008	10.5
Peru
Compañia de Minas
Buenaventura S.A.A. – ADRs, (5)	699,000	6,682,440	2.6	799,000	8,948,800	3.9
South Africa
AngloGold Ashanti Limited, (1)	898,420	12,065,781	4.6	823,420	7,888,363	3.5
Gold Fields Limited	1,029,577	3,624,111	1.4	1,029,577	3,510,858	1.5
Harmony Gold Mining Company Limited, (1)	—	—	—	400,000	592,000	0.3
Sibanye Gold Limited	1,029,577	3,014,087	1.2	1,029,577	1,827,499	0.8
		18,703,978	7.2		13,818,720	6.1
United Kingdom
Amara Mining plc, (1)	—	—	—	5,000,000	1,089,484	0.5
Amara Mining plc – 144A, (1)(2)	—	—	—	4,135,000	901,003	0.4
		—	—		1,990,487	0.9

Schedules of Investments (Unaudited) (continued)

May 31, 2016 and May 31, 2015

	2016			2015
			Percent			Percent
	Shares/		of Net	Shares/		of Net
Name of Company	Warrants	Value	Assets	Warrants	Value	Assets
United States
Newmont Mining Corporation	695,368	$22,536,877	8.7%	620,368	$16,898,824	7.4%
Royal Gold, Inc.	190,000	10,664,700	4.1	210,000	13,601,700	6.0
		33,201,577	12.8		30,500,524	13.4
Total gold mining, exploration, development and royalty companies (Cost $208,309,237 – 2016, $211,735,614 – 2015)		236,661,592	90.9		181,879,072	79.9
Silver mining, exploration and development companies
Canada
MAG Silver Corporation, (1)	275,000	3,371,334	1.3	—	—	—
Tahoe Resources Inc., (4)	—	—	—	708,200	9,827,107	4.3
Total silver mining, exploration and development companies (Cost $2,007,500 – 2016, $4,751,868 – 2015)		3,371,334	1.3		9,827,107	4.3
Total gold and silver investments (Cost $210,316,737 – 2016, $216,487,483 – 2015)		$240,032,926	92.2%		$191,706,179	84.2%
Platinum and Palladium Investments
Platinum and palladium mining companies
South Africa
Anglo American Platinum Limited, (1)	—	—	—	135,100	3,212,405	1.4
Impala Platinum Holdings Limited, (1)	—	—	—	572,400	2,887,436	1.3
		—	—		6,099,841	2.7
United States
Stillwater Mining Company, (1)	225,000	2,277,000	0.9	150,000	2,173,500	1.0
Exchange traded funds
ETFS Palladium Trust, (1)	45,000	2,369,700	0.9	70,000	5,261,200	2.3
ETFS Platinum Trust, (1)	12,500	1,176,125	0.5	22,500	2,424,150	1.1
		3,545,825	1.4		7,685,350	3.4
Total platinum and palladium investments (Cost $6,911,031 – 2016, $10,287,755 – 2015)		5,822,825	2.2		15,958,691	7.0
Diamond Mining, Exploration and Development Companies
Bermuda
Petra Diamonds Limited, (6)	1,000,000	1,680,028	0.6	1,000,000	2,660,634	1.2
Canada
Dominion Diamond Corporation, (6)	50,000	525,000	0.2	—	—	—
Stornoway Diamond Corporation – 144A, (1)(2)	7,857,200	5,761,467	2.2	7,857,200	4,479,733	2.0
Stornoway Diamond Corporation, (1)	1,639,500	1,202,200	0.5	1,639,500	934,751	0.4
		7,488,666	2.9		5,414,484	2.4
Total diamond mining, exploration and development companies (Cost $9,549,559 – 2016, $8,909,336 – 2015)		9,168,695	3.5		8,075,118	3.5
Diversified Mineral Resources Companies
United Kingdom
Anglo American plc	—	—	—	150,000	2,353,285	1.0
United States
Freeport-McMoRan Inc.	—	—	—	315,000	6,189,750	2.7
Total diversified mineral resources companies (Cost $0 – 2016, $10,805,217 – 2015)		—	—		8,543,035	3.8
Total common shares (Cost $226,777,327 – 2016, $246,489,791 – 2015)		255,024,445	98.0		224,283,023	98.5

Schedules of Investments (Unaudited) (continued)

May 31, 2016 and May 31, 2015

	2016			2015
			Percent			Percent
	Shares/		of Net	Shares/		of Net
Name of Company	Warrants	Value	Assets	Warrants	Value	Assets
Warrants
Gold and Silver Investments
Gold mining, exploration, development and royalty companies
Australia
Perseus Mining Limited, A$0.44 Warrants, 04/18/2019, (1)(7)	3,105,900	$293,112	0.1%	—	$—	—%
Channel Islands
Lydian International Ltd, C$0.36 Warrants, 11/27/2017, (1)	585,000	37,981	0.0	—	—	—
Lydian International Ltd, C$0.36 Warrants, 11/27/2017 – 144A, (1)(2)	5,159,475	334,980	0.1	—	—	—
		372,961	0.1		—	—
Total gold mining, exploration, development and royalty companies (Cost $603,119 – 2016, $0 – 2015)		666,073	0.2
Diamond Mining, Exploration and Development Companies
Canada
Stornoway Diamond Corporation, C$0.90 Warrants, 07/08/2016 – 144A, (1)(2)	3,928,600	210,053	0.1	3,928,600	236,606	0.1
Stornoway Diamond Corporation, C$0.90 Warrants, 07/08/2016, (1)	662,750	35,436	0.0	819,750	49,371	0.0
Total diamond mining, exploration and development companies (Cost $491,715 – 2016, $511,408 – 2015)		245,489	0.1		285,976	0.1
Total warrants (Cost $1,094,834 – 2016, $511,408 – 2015)		911,562	0.4		285,976	0.1
Total investments (Cost $227,872,161 – 2016, $247,001,198 – 2015), (8)		255,936,007	98.3		224,568,999	98.7
Cash, receivables, and other assets less liabilities		4,330,194	1.7		3,036,515	1.3
Net assets		$260,266,201	100.0%		$227,605,514	100.0%

(1)	Non-income producing security.
(2)	Restricted security.
(3)	The Atlantic Gold Corporation – 144A common shares have a four month and one day hold that will expire 9/17/2016.
(4)	Due to two acquisitions made by Tahoe Resources Inc. in 2016, the security is reclassified to Gold mining, exploration, development and royalty companies industry in 2016 from Silver mining, exploration, development companies industry in 2015.
(5)	Non-income producing security in 2016 only.
(6)	Non-income producing security in 2015 only.
(7)	Level 3 security. See note 3C in the notes to the financial statements.
(8)	Cost of investments shown approximates adjusted basis for U.S. federal income tax purposes, determined in accordance with U.S. federal income tax principles. Gross unrealized appreciation of investments and gross unrealized depreciation of investments at May 31, 2016 were $75,188,400 and $47,124,554, respectively, resulting in net unrealized appreciation on investments of $28,063,846. Gross unrealized appreciation of investments and gross unrealized depreciation of investments at May 31, 2015 were were $61,698,228 and $84,130,427, respectively, resulting in net unrealized depreciation on investments of ($22,432,199).

ADR – American Depository Receipt.

May not total due to independent rounding.

The notes to financial statements form an integral part of these statements.

Portfolio Statistics (Unaudited)

May 31, 2016 and May 31, 2015

Geographic breakdown*	2016	2015
Australia	7.4%	5.8%
Bermuda	0.6%	1.2%
Canada	55.6%	46.2%
Channel Islands	10.0%	10.5%
Peru	2.6%	3.9%
South Africa	7.2%	8.8%
United Kingdom	0.0%	1.9%
United States	15.0%	20.5%
Cash	1.7%	1.3%
	100.0%	100.0%

*	Geographic breakdown, which is based on company domiciles, is expressed as a percentage of total net assets including cash. Percentage totals may not equal 100% due to independent rounding.

Principal Portfolio Changes in Shares During the Six Month Periods Ended (Unaudited)

May 31, 2016 and May 31, 2015	2016		2015
Investments	Increase	Decrease	Increase	Decrease
Agnico Eagle Mines Limited		20,000
Alamos Gold Inc.			200,000
Amara Mining plc, (1)		5,000,000
Amara Mining plc – 144A, (1)(2)		4,135,000	4,135,000
Anglo American plc				50,000
Anglo American Platinum Limited		135,100		85,000
AngloGold Ashanti Limited	75,000		230,226
Argonaut Gold Inc.		430,000
Asanko Gold Inc.	325,000		200,000
Atlantic Gold Corporation – 144A, (2)	3,000,000
Barrick Gold Corporation		45,000		25,000
Centerra Gold Inc.		200,000		325,000
Compañia de Minas Buenaventura S.A.A. – ADRs		100,000
Detour Gold Corporation	150,000		50,000
ETFS Palladium Trust		25,000
ETFS Platinum Trust		10,000
Franco-Nevada Corporation		25,000
Freeport-McMoRan Inc.		315,000		50,000
Goldcorp Inc.				35,000
Guyana Goldfields Inc.	278,200		24,000
Impala Platinum Holdings Limited		572,400		200,000
Integra Gold Corporation	620,500
Lydian International Ltd, (3)	780,000
Lydian International Ltd – 144A, (2)(4)	6,879,300
Lydian International Ltd, C$0.36 Warrants, 11/27/2017, (3)	585,000
Lydian International Ltd, C$0.36 Warrants, 11/27/2017 – 144A, (2)(4)	5,159,475
MAG Silver Corporation	275,000
Newcrest Mining Limited				100,000
Perseus Mining Limited, (1)	6,211,800
Perseus Mining Limited A$0.44 Warrants, 04/18/2019, (1)	3,105,900
Primero Mining Corporation		200,000
Randgold Resources Limited – ADRs		15,000		40,000
Romarco Minerals Inc.			1,373,500
Romarco Minerals Inc. – 144A, (2)			3,000,000
Royal Gold, Inc.		20,000
Semafo Inc.	200,000		700,000
Stillwater Mining Company	75,000		150,000
Stornoway Diamond Corporation, C$0.90 Warrants, 07/08/2016		157,000

(1)	Perseus Mining Limited acquired Amara Mining plc on April 22, 2016 for 0.68 Perseus Mining Limited shares plus 0.34 Perseus Mining Limited A$0.44 Warrants, 4/18/2019 per 1 Amara Mining plc share.
(2)	Restricted security.
(3)	On April 5, 2016 and May 17, 2016 ASA purchased 300,000 and 480,000 Lydian International Ltd Subscription Receipts respectively. Each subscription receipt consisted of 1 share of Lydian International Ltd and 0.75 Lydian International Ltd, C$0.36 Warrants, 11/27/2017. The subscription receipts were split into their individual pieces on May 26, 2016.
(4)	On March 10, 2016 ASA purchased 6,879,300 Lydian International Ltd Subscription Receipts – 144A. Each subscription receipt consisted of 1 share of Lydian International Ltd – 144A and 0.75 Lydian International Ltd, C$0.36 Warrants, 11/27/2017 – 144A. The subscription receipts were split into their individual pieces on May 26, 2016.

Statements of Assets and Liabilities (Unaudited)

May 31, 2016 and May 31, 2015

Assets	2016	2015
Investments, at value
Cost $227,872,161 in 2016
$247,001,198 in 2015	$255,936,007	$224,568,999
Cash & cash equivalents	5,545,203	3,981,544
Dividends receivable, net of withholding taxes payable	242,352	284,472
Other assets	153,185	122,808

Total assets	$261,876,747	$228,957,823

Liabilities

Accrued affiliate expenses	$454,799	$468,221
Accounts payable and accrued liabilities	132,166	130,174
Due to broker	388,152	169,108
Liability for retirement benefits due to current and future retired directors	635,429	584,806

Total liabilities	$1,610,546	$1,352,309

Net Assets	$260,266,201	$227,605,514

Common shares $1 par value
Authorized: 40,000,000 shares
Issued and Outstanding: 19,289,905 shares	$19,289,905	$19,289,905
Share premium (capital surplus)	1,372,500	1,372,500
Undistributed net investment income (loss)	11,194,850	13,959,139
Undistributed net realized gain (loss) from investments	318,861,036	329,258,520
Undistributed net realized gain (loss) from foreign currency transactions	(118,515,936)	(113,842,221)
Net unrealized appreciation (depreciation) on investments	28,063,846	(22,432,199)
Net unrealized gain (loss) ontranslation of assets and liabilities in foreign currency	—	(130)

Net assets	$260,266,201	$227,605,514

Net asset value per share	$13.49	$11.80

The closing price of the Company’s shares on the New York Stock Exchange was $11.77 and $10.67 on May 31, 2016 and May 31, 2015, respectively.

The notes to financial statements form an integral part of these statements.

Statements of Operations (Unaudited)

For the six months ended May 31, 2016 and May 31, 2015

	2016	2015
Investment income
Dividend income (net of withholding taxes of $158,515 and $280,882 respectively, and ADR fees of $5,742 and $6,792, respectively)	$662,544	$1,056,999
Interest income	—	2,029
Total investment income	662,544	1,059,028
Expenses
Shareholder reports and proxy expenses	65,457	69,929
Directors’ fees and expenses	118,243	115,158
Retired directors’ fees	45,000	45,000
Investment research	556,163	539,567
Administration and operations	532,833	643,323
Fund accounting	83,288	83,288
Transfer agent, registrar and custodian	50,227	47,903
Legal fees	68,405	77,545
Audit fees	27,498	27,498
Insurance	88,916	89,986
Dues and listing fees	11,364	25,000
Depreciation expense	1,264	1,264
Total expenses	1,648,658	1,765,461
Change in retirement benefits due to directors	—	—
Net expenses	1,648,658	1,765,461
Net investment income (loss)	(986,114)	(706,433)
Net realized and unrealized gain (loss) from investments and foreign currency transactions
Net realized gain (loss) from investments
Proceeds from sales	14,703,047	11,965,667
Cost of securities sold	24,870,376	9,236,330
Net realized gain (loss) from investments	(10,167,329)	2,729,337
Net realized gain (loss) from foreign currency transactions
Investments	(2,034,026)	(1,385,942)
Foreign currency	604	4,361
Net realized gain (loss) from foreign currency transactions	(2,033,422)	(1,381,581)
Net increase (decrease) in unrealized appreciation (depreciation) on investments
Balance, beginning of period	(85,031,219)	(27,982,287)
Balance, end of period	28,063,846	(22,432,199)
Net increase (decrease) in unrealized appreciation (depreciation) on investments	113,095,065	5,550,088
Net unrealized gain (loss) on translation of assets and liabilities in foreign currency	31	(130)
Net realized and unrealized gain (loss) from investments and foreign currency transactions	100,894,345	6,897,714
Net increase (decrease) in net assets resulting from operations	$99,908,231	$6,191,281

The notes to financial statements form an integral part of these statements.

Statements of Changes in Net Assets

	Six months ended
	May 31, 2016	Year ended
	(Unaudited)	November 30, 2015
Net investment income (loss)	$(986,114)	$(1,713,012)
Net realized gain (loss) from investments	(10,167,329)	2,499,182
Net realized gain (loss) from foreign currency transactions	(2,033,422)	(4,021,874)
Net increase (decrease) in unrealized appreciation (depreciation) on investments	113,095,065	(57,048,932)
Net unrealized gain (loss) on translation of assets and liabilities in foreign currency	31	(31)
Net increase (decrease) in net assets resulting from operations	99,908,231	(60,284,667)
Dividends paid/payable
From net investment income	(385,798)	(771,596)
Net increase (decrease) in net assets	99,522,433	(61,056,263)
Net assets, beginning of period	160,743,768	221,800,031
Net assets, end of period (including undistributed net investment income of $11,194,850 as of May 31, 2016 and $12,566,762 as of November 30, 2015)	$260,266,201	$160,743,768

The notes to financial statements form an integral part of these statements.

Notes to Financial Statements (Unaudited)

1. Organization

ASA Gold and Precious Metals Limited (the “Company”) is a closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as an exempted limited liability company under the laws of Bermuda.

2. Investment objective and strategy

The Company is a non-diversified, closed-end, internally managed fund that seeks long-term capital appreciation primarily through investing in companies engaged in the exploration for, development of projects or mining of precious metals and minerals.

It is a fundamental policy of the Company that at least 80% of its total assets must be (i) invested in common shares or securities convertible into common shares of companies engaged, directly or indirectly, in the exploration, mining or processing of gold, silver, platinum, diamonds or other precious minerals, (ii) held as bullion or other direct forms of gold, silver, platinum or other precious minerals, (iii) invested in instruments representing interests in gold, silver, platinum or other precious minerals such as certificates of deposit therefor, and/or (iv) invested in securities of investment companies, including exchange traded funds, or other securities that seek to replicate the price movement of gold, silver or platinum bullion.

The Company employs bottom-up fundamental analysis and relies on detailed primary research including meetings with company executives, site visits to key operating assets, and proprietary financial analysis in making its investment decisions

3. Summary of significant accounting policies

The following is a summary of the significant accounting policies:

A. Security valuation

The net asset value of the Company generally is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) or the Toronto Stock Exchange (the “TSX”), whichever is later, on the date for which the valuation is being made (the “Valuation Time”). Portfolio securities listed on U.S. and foreign stock exchanges generally are valued at the last reported sale price as of the Valuation Time on the exchange on which the securities are primarily traded, or the last reported bid price if a sale price is not available. Securities traded over the counter are valued at the last reported sale price or the last reported bid price if a sale price is not available. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets.

Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures approved by, the Company’s Board of Directors. If a security is valued at a “fair value,” that value may be different from the last quoted price for the security. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the nature of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion rights on the security; and changes in overall market conditions.

Where the Company holds securities listed on foreign stock exchanges and American Depository Receipts (“ADRs”) representing these securities are actively traded in U.S. markets, the securities normally are fair valued based on the last reported sales price of the ADRs.

The difference between cost and market value is reflected separately as net unrealized appreciation (depreciation) on investments. The net realized gain or loss from the sale of securities is determined for accounting purposes on the identified cost basis.

Notes to Financial Statements (Unaudited) (Continued)

B. Restricted securities

At May 31, 2016 and May 31, 2015, the Company held investments in restricted securities of 5.01% and 3.43% of net assets, respectively, valued in accordance with procedures approved by the Company’s Board of Directors as follows:

Restricted Securities

May 31, 2016

Shares/			Value		Acquisition
Warrants	Cost	Issuer	Per Unit	Value	Date
6,879,300	$1,269,275	Lydian International Ltd. – 144A	$0.24	$1,628,921	05/26/2016
5,159,475	234,540	Lydian International Ltd, C$0.36 Warrants, 11/27/2017 – 144A	0.06	334,980	05/26/2016
3,000,000	1,402,306	Atlantic Gold Corporation – 144A	0.44	1,306,141	05/09/2016
185,000	898,101	TMAC Resources, Inc. – 144A	10.81	1,999,504	06/26/2015
7,857,200	4,641,822	Stornoway Diamond Corporation – 144A	0.73	5,761,467	07/08/2014
3,928,600	415,686	Stornoway Diamond Corporation, C$0.90 Warrants, 07/08/2016 – 144A	0.05	210,053	07/08/2014
1,250,000	1,351,000	Torex Gold Resources, Inc. – 144A	1.44	1,804,537	01/22/2014

Restricted Securities
May 31, 2015
Shares/			Value		Acquisition
Warrants	Cost	Issuer	Per Unit	Value	Date
3,000,000	$1,202,400	Romarco Minerals, Inc. – 144A	$0.36	$1,072,031	02/18/2015
4,135,000	1,008,461	Amara Mining plc – 144A	0.22	901,003	01/21/2015
7,857,200	4,641,822	Stornoway Diamond Corporation – 144A	0.57	4,479,733	07/08/2014
3,928,600	415,686	Stornoway Diamond Corporation, C$0.90 Warrants, 7/08/2016 – 144A	0.06	236,606	07/08/2014
1,250,000	1,351,000	Torex Gold Resources, Inc. – 144A	0.89	1,114,189	01/22/2014

C. Fair value measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Company would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Company’s investments. The inputs are summarized in the three broad levels listed below.

Level 1 –	unadjusted quoted prices in active markets for identical investments
Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Financial Statements (Unaudited) (Continued)

The following is a summary of the inputs used as of May 31, 2016 and May 31, 2015 in valuing the Company’s investments at fair value:

Investment in Securities

Measurements at May 31, 2016

Description (1)	Level 1	Level 2	Level 3	Total
Common Shares
Gold and Silver Investments
Gold mining, exploration, development and royalty companies	$194,451,511	$42,210,081	$—	$236,661,592
Silver mining, exploration and development companies	3,371,334	—	—	3,371,334
Platinum and Palladium Investments
Platinum and palladium mining companies	2,277,000	—	—	2,277,000
Exchange traded funds	3,545,825	—	—	3,545,825
Diamond Mining, Exploration and Development Companies	3,407,228	5,761,467	—	9,168,694
Total Common Shares	207,052,898	47,971,547	—	255,024,445
Warrants
Gold mining, exploration, development and royalty companies	37,981	334,980	293,112	666,073
Diamond Mining, Exploration and Development Companies	35,436	210,053	—	245,489
Total Warrants	73,417	545,033	293,112	911,562
Total Investments	$207,126,315	$48,516,580	$293,112	$255,936,007

Transfers into and out of levels are recognized at the end of the period. During the six months ended May 31, 2016, there were no transfers into and out of Levels 1, 2, and 3.

(1)	See schedules of investments for country classifications.

May not total due to independent rounding.

Notes to Financial Statements (Unaudited) (Continued)

Investment in Securities

Measurements at May 31, 2015

Description (1)	Level 1	Level 2	Level 3	Total
Common Shares
Gold and Silver Investments
Gold mining, exploration, development and royalty companies	$151,753,928	$30,125,144	$—	$181,879,072
Silver mining, exploration and development companies	9,827,107	—	—	9,827,107
Platinum and Palladium Investments
Platinum and palladium mining companies	8,273,341	—	—	8,273,341
Exchange traded funds	7,685,350	—	—	7,685,350
Diamond Mining, Exploration and Development Companies	3,595,385	4,479,733	—	8,075,118
Diversified Mineral Resources Companies	6,189,750	2,353,285	—	8,543,035
Total Common Shares	187,324,861	36,958,162	—	224,283,023
Warrants
Diamond Mining, Exploration and Development Companies	49,371	236,606	—	285,976
Total Investments	$187,374,232	$37,194,768	$—	$224,568,999

Transfers into and out of levels are recognized at the end of the period. During the six months ended May 31, 2015, there were no transfers into and out of Levels 1, 2, and 3.

(1)	See schedules of investments for country classifications.

May not total due to independent rounding.

The table below presents a reconciliation for all financial assets and liabilities measured at fair value on a recurring basis, excluding accrued interest components, using significant unobservable inputs (Level 3) for the six months ended May 31, 2016.

		Net Change
	Balance	in Unrealized		Balance
	December 1, 2015	Depreciation (1)	Purchases	May 31, 2016
Warrants	$—	$(49,228)	$342,340	$293,112

(1)	Included in net increase (decrease) in net unrealized appreciation (depreciation) on investments in the accompanying Statements of Operations. The net change in unrealized depreciation for investments still held as of May 31, 2016 was $(49,228).

The following table provide quantitative information about the Company’s Level 3 fair value measurements of its investments as of May 31, 2016. In addition to the techniques and inputs noted in the table below, the Company may also use other valuation techniques and methodologies when determining the fair value measurements. The table below is not intended to be all-inclusive, but rather provide information on the significant Level 3 inputs as they relate to the Company’s fair value measurements.

	Fair Value as of		Unobservable
Investment Type	May 31, 2016	Valuation Techniques	Inputs (a)	Range
Warrants	$293,112	Market Adjusted Black Scholes	Liquidity Discount	15%
		Options Pricing Model	Volatility	40%

(a)	Represents amounts used when the Company has determined that market participants would use such multiples when pricing the investments.

Notes to Financial Statements (Unaudited) (Continued)

D. Cash and Cash Equivalents

The Company considers all money market fund and all highly liquid temporary cash investments purchased with an original maturity of less than three months to be cash equivalents. The majority of the Company’s cash and cash equivalents at May 31, 2015 consisted of overnight deposit of excess funds in a commercial paper sweep instrument issued by JPMorgan Chase & Co (“JPM”). JPM discontinued the commercial paper sweep instrument effective August 1, 2015.

E. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the rate of exchange reported one hour after the Valuation Time. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Company separately reports the effect of changes in foreign exchange rates from changes in market prices of securities held. The resulting net foreign currency gain or loss is included on the Statements of Operations. Realized foreign currency gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, fluctuation in exchange rates between the initial purchase date and subsequent sale date on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Company’s books and the U.S. dollar equivalent of the amounts actually received or paid.

F. Securities Transactions and Investment Income

During the six months ended May 31, 2016, sales and purchases of portfolio securities (other than temporary short-term investments) amounted to $14,703,047 and $10,430,795, respectively. During the six months ended May 31, 2015, sales and purchases of portfolio securities (other than temporary short-term investments) amounted to $11,965,667 and $11,514,440, respectively.

Dividend income is recorded on the ex-dividend date, net of withholding taxes or ADR fees, if any. Interest income is recognized on the accrual basis.

G. Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The reporting for financial statement purposes of dividends paid from net investment income and/or net realized gains may differ from their reporting for U.S. federal income tax purposes, primarily because of the separate line item reporting for financial statement purposes of foreign exchange gains or losses.

H. Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. It is management’s opinion that all adjustments necessary for a fair statement of the results of the interim periods presented have been made. All adjustments are of a normal recurring nature.

I. Basis of Presentation

The financial statements are presented in U.S. dollars.

J. Income Taxes

In accordance with U.S. GAAP requirements regarding accounting for uncertainties on income taxes, management has analyzed the Company’s tax positions taken on federal and state income tax returns, as applicable, for all open tax years (2012 - 2015). As of May 31, 2016 and May 31, 2015, the Company has not recorded any unrecognized tax benefits. The Company’s policy, if it had unrecognized benefits, is to recognize accrued interest and penalties in operating expenses.

Notes to Financial Statements (Unaudited) (Continued)

4. Tax status of the Company

The Company is a “passive foreign investment company” (“PFIC”) for United States federal income tax purposes and is not subject to Bermuda tax as an exempted limited liability company organized under the laws of Bermuda. Nor is the Company generally subject to U.S. federal income tax, since it is a non-U.S. corporation whose only business activity in the United States is trading in stocks or securities for its own account; under the U.S. federal tax law that activity does not constitute engaging in the conduct of a trade or business within the United States, even if its principal office is located therein. As a result, its gross income is not subject to U.S. federal income tax, though certain types of income it earns from U.S. sources (such as dividends of U.S. payors) are subject to U.S. federal withholding tax.

5. Exemptive order

The Company is a closed-end investment company and operates pursuant to an exemptive order issued by the Securities and Exchange Commission (the “SEC”) pursuant to Section 7(d) of the 1940 Act (the “Order”). The Order was originally conditioned upon, among other things, the Company complying with certain requirements relating to the custody of assets and settlement of securities transactions outside of the United States different than those required of other registered investment companies. These conditions made it more difficult for the Company to implement a flexible investment strategy and to fully achieve its desired portfolio diversification than if it were not subject to such requirements. On June 18, 2013, the SEC issued an order that amended certain conditions contained in the Company’s then-existing exemptive order, most notably, the Company’s ability to hold assets and settle trades in Canada, Australia, the United Kingdom, the United States, South Africa and Hong Kong (text of relief granted is available at: http://www.sec.gov/Archives/edgar/data/1230869/999999999713009907/filename1.pdf).

6. Retirement plans

The Company has recorded a liability for retirement benefits due to retired directors and one current director upon retirement. The liability for these benefits at May 31, 2016 and May 31, 2015 was $635,429 and $584,806, respectively. A director whose first election to the Board of Directors was prior to January 1, 2008 qualifies to receive retirement benefits if he has served the Company (and any of its predecessors) for at least twelve years prior to retirement. Directors first elected on or after January 1, 2008 are not eligible to participate in the plan.

7. Concentration risk

The Company invests at least 80% of its total assets in securities of companies engaged, directly or indirectly, in the exploration, mining or processing of gold or other precious minerals. The Company also invests a substantial portion of its assets in companies that are domiciled and/or have operations outside of the United States, including emerging market countries, such as South Africa. The Company is, therefore, subject to gold and precious metals-related risk as well as risk related to investing in foreign securities, including political, economic, regulatory, liquidity, currency fluctuation, and foreign exchange risks. The Company currently is invested in a limited number of securities and thus holds large positions in certain securities. Because the Company’s investments are concentrated in a limited number of securities of companies involved in the holding or mining of gold and other precious minerals and related activities, the net asset value of the Company may be subject to greater volatility than that of a more broadly diversified investment company.

8. Indemnifications

In the ordinary course of business, the Company enters into contracts that contain a variety of indemnification provisions. The Company’s maximum exposure under these arrangements is unknown.

Notes to Financial Statements (Unaudited) (Continued)

9. Compensation matters

For the six months ended May 31, 2016 and May 31, 2015, the aggregate remuneration paid to the Company’s officers was $1,029,613 and $1,073,850, respectively. In addition, $379,250 and $384,500, respectively was accrued for bonuses to the Company’s officers and employees. The accrued bonuses are reflected in the “Accrued affiliated expenses” on the Statements of Assets and Liabilities. The aggregate remuneration paid to the Company’s directors was $104,000 and $104,000, respectively.

10. Operating lease commitment

In November 2012, the Company entered into a five-year operating lease agreement in San Mateo, CA for approximately 2,500 square feet to be used as office space for its employees. The lease provides for future minimum rental payments in the aggregate amount of $224,489 as of May 31, 2016. The lease contains escalation clauses relating to the tenant’s share of insurance, operating expenses and tax expenses of the lessor.

Future minimum rental commitments under the lease are as follows:

06/01/16 - 11/30/16	$63,062
12/01/16 - 11/30/17	128,953
12/01/17 - 02/28/18	32,474
Total	$224,489

11. Share repurchase

The Company may from time to time purchase its common shares at a discount to NAV on the open market in such amounts and at such prices as the Company may deem advisable.

The Company had 19,289,905 shares outstanding as of May 31, 2016 and May 31, 2015. There were no repurchases during the six months ended May 31, 2016 and May 31, 2015.

12. Subsequent events

In accordance with U.S. GAAP provisions, management has evaluated the possibility of subsequent events existing in the Company’s financial statements through the date the financial statements were issued. The Company believes that there are no material events that would require disclosure.

Financial Highlights

	(Unaudited) Six months ended May 31				Year ended November 30
Per share operating performance (1)	2016		2015		2015	2014	2013	2012	2011
Net asset value, beginning of period	$8.33		$11.50		$11.50	$12.98	$24.18	$32.46	$34.45
Net investment income (loss)	(0.05)		(0.04)		(0.09)	(0.08)	0.02	0.09	0.11
Net realized gain (loss) from investments	(0.53)		0.14		0.13	(0.48)	(0.38)	2.06	1.17
Net realized gain (loss) from foreign currency transactions	(0.11)		(0.07)		(0.21)	(0.05)	(0.02)	(0.15)	0.00
Net increase (decrease) in unrealized appreciation on investments	5.86		0.29		(2.96)	(0.83)	(10.64)	(9.90)	(2.93)
Net unrealized (loss) on translation of assets and liabilities in foreign currency	0.00		(0.00)		(0.00)	—	0.00	(0.00)	0.00
Net increase (decrease) in net assets resulting from operations	5.18		0.32		(3.13)	(1.44)	(11.02)	(7.90)	(1.65)
Dividends
From net investment income	(0.02)		(0.02)		(0.04)	(0.04)	(0.18)	(0.09)	(0.18)
From net realized gain on investments	—		—		—	—	—	(0.29)	(0.18)
Capital share transactions:
Effect of tender offer / share repurchase	—		—		—	—	—	—	0.02
Net asset value, end of period	$13.49		$11.80		$8.33	$11.50	$12.98	$24.18	$32.46
Market value per share, end of period	$11.77		$10.67		$7.16	$10.74	$12.78	$22.00	$28.85

Total investment return
Based on market price (2)	64.66	% (5)	(0.46	%) (5)	(33.02%)	(15.69%)	(41.07%)	(22.43%)	(13.73%)
Based on net asset value (3)	62.21	% (5)	2.81	% (5)	(27.20%)	(11.11%)	(45.56%)	(24.20%)	(4.57%)

Ratio of average net assets
Expenses (4)	1.54	% (6)	1.52	% (6)	1.64%	1.37%	1.21%	0.78%	0.60%
Net investment income (loss)	(0.92	%) (6)	(0.61	%) (6)	(0.83%)	(0.54%)	0.11%	0.33%	0.31%

Supplemental data
Net assets, end of period (000 omitted)	$260,266		$227,606		$160,744	$221,800	$250,347	$466,493	$626,080
Portfolio turnover rate	5	% (5)	5	% (5)	10%	7%	7%	11%	6%
Shares outstanding (000 omitted)	19,290		19,290		19,290	19,290	19,290	19,290	19,290

(1) Per share amounts from operations have been calculated using the average shares method.

(2) Total investment return is calculated assuming a purchase of common shares at the current market price at close the day before and a sale at the current market price on the last day of each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Company’s dividend reinvestment plan.

(3) Total investment return is calculated assuming a purchase of common shares at the current net asset value at close the day before and a sale at the current net asset value on the last day of each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Company’s dividend reinvestment plan.

(4) “Adviser operating expenses” impacted the expense ratio by 0.02% and 0.04% during fiscal years 2013 and 2012, respectively. The Company’s former subsidiary, ASA Gold and Precious Metals Advisers LLC, was discontinued on September 23, 2013.

(5) Not annualized.

(6) Annualized.

The notes to financial statements form an integral part of these statements.

Certain Tax Information for U.S. Shareholders

The Company is a “passive foreign investment company” (“PFIC”) for U.S. federal income tax purposes. In view of this, U.S. investors holding common shares in taxable accounts are strongly urged to review the important tax information regarding the consequences of an investment in the common shares of the Company, which may be found at www.asaltd.com under “Investor

Information | Taxpayer Information - PFIC”. Due to the complexity and potentially adverse effect of the applicable tax rules, U.S. shareholders are strongly urged to consult their own tax advisors concerning the impact of these rules on their investment in the Company and on their individual situations, and any additional informational filing requirements.

Dividend Reinvestment and Direct Stock Purchase Plan

Computershare Trust Company, N.A. (“Computershare”) has been authorized by the Company to offer and administer the Computershare Investment Plan, a dividend reinvestment and direct stock purchase plan (“CIP”) to shareholders as well as new investors or non-shareholders. Shareholders and new investors may elect to participate in the CIP by signing an enrollment form or by going to www.computershare.com/investor and following the instructions. New investors or non-shareholders must include a minimum initial investment of at least $500. Computershare as agent will apply to the purchase of common shares of the Company in the open market (i) all cash dividends (after deduction of the service charge described below) that become payable to such participant on the Company’s shares (including shares registered in his or her name and shares accumulated under the CIP) and (ii) any optional cash purchases ($50 minimum, subject to an annual maximum of $250,000) received from such participant.

For the purpose of making purchases, Computershare will commingle each participant’s funds with those of all other participants in the CIP. The price per share of shares purchased for each participant’s account shall be the weighted average price of all shares purchased in the open market with the net funds available from a cash dividend and any voluntary cash purchases being invested. Any stock dividends or split shares distributed on shares held in the CIP will be credited to the participant’s account.

A one-time $10 enrollment fee to establish a new account for a new investor or non-shareholder will be deducted from the purchase amount. For each participant, each dividend reinvestment will entail a transaction fee of 5% of the amount reinvested, up to a maximum of $3.00 plus $0.03 per share purchased. Each optional cash purchase by check or one-time online bank debit will entail a transaction fee of $5 plus $0.03 per share purchased. If a participant has funds automatically deducted monthly from his or her savings or checking account, for each debit the transaction fee is $2.50 plus $0.03 per share purchased. Fees will be deducted from the purchase amount. Each batch order sale will entail a transaction fee of $15 plus $0.12 per share sold. Each market order sale will entail a transaction fee of $25 plus $0.12 per share sold. Fees are deducted from the proceeds derived from the sale. All per share fees include any brokerage commissions Computershare is required to pay. Additional fees are charged by Computershare for specific shareholder requests such as copies of account statements for prior years ($10 per year requested) and a returned check and ACH reject fee of $25.

Participation in the CIP may be terminated by a participant at any time by written, telephone or Internet instructions to Computershare. Upon termination, a participant will receive a certificate for the whole number of shares credited to his or her account, unless he or she requests the sale of all or part of such shares. Dividends reinvested by a shareholder under the CIP will generally be treated for U.S. federal income tax purposes in the same manner as dividends paid to such shareholder in cash. See “Certain Tax Information

Dividend Reinvestment and Direct Stock Purchase Plan (continued)

for U.S. Shareholders” for more information regarding tax consequences of an investment in shares of the Company, including the effect of the Company’s status as a PFIC. The amount of the service charge is deductible for U.S. federal income tax purposes, subject to limitations.

To participate in the CIP, shareholders may not hold their shares in a “street name” brokerage account.

Additional information regarding the CIP may be obtained from Computershare, P.O. Box 30170, College Station, TX 77842-3170. Information may also be obtained on the Internet at www.computershare.com/investor or by calling Computershare’s Telephone Response Center at (800) 317-4445 between 9:00 a.m. and 5:00 p.m., Eastern time, Monday through Friday.

Privacy Notice

The Company is committed to protecting the financial privacy of its shareholders.

We do not share any nonpublic, personal information that we may collect about shareholders with anyone, including our affiliates, except to service and administer shareholders’ share accounts, to process transactions, to comply with shareholders’ requests of legal requirements or for other limited purposes permitted by law. For example, the Company may disclose a shareholder’s name, address, social security number and the number of shares owned to its administrator, transfer agent or other service providers in order to provide the shareholder with proxy statements, tax reporting forms, annual reports or other information about the Company. This policy applies to all of the Company’s shareholders and former shareholders.

We keep nonpublic personal information in a secure environment. We restrict access to nonpublic personal information to Company employees, agents and service providers who have a need to know the information based on their role in servicing or administering shareholders’ accounts. The Company also maintains physical, electronic and procedural safeguards to protect the confidentiality of nonpublic personal information.

Results of proposal presented at the annual general meeting of shareholders

The following votes were cast at the Annual General Meeting of Shareholders held on March 15, 2016:

Election of Directors
	For	Against	Abstain

David Christensen	7,675,345	500,623	64,487
Gary Glynn	7,692,821	487,221	60,413
Bruce Hansen	7,692,659	484,879	62,917
Mary Joan Hoene	7,678,321	503,161	58,973
Robert Pilkington	7,701,256	476,877	62,322
Appointment of Independent Registered Public Accounting Firm

	For	Against	Abstain

Tait, Weller & Baker LLP	14,487,889	299,929	196,960

Form N-PX/Proxy Voting

The company files a list of its proxy votes with the SEC for the period of July 1 - June 30 of each year on Form N-PX. The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve month period are available on the Company’s website at www.asaltd.com and on the SEC’s website at www.sec.gov. A written copy of the Company’s policies and procedures is available without charge, upon request, by calling (800) 432-3378.

Form N-Q/Portfolio Holdings

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Company’s Forms N-Q also may be reviewed and copied at the Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The schedule of portfolio holdings on Form N-Q also is included in the Company’s financial statements for the first and third quarters of each fiscal year which are available on the Company’s website at www.asaltd.com.

Common Shares Repurchased

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Company is authorized to purchase its common shares in the open market if the discount to net asset value exceeds a certain threshold as determined by the Board of Directors from time to time. The Company may purchase its common shares in such amounts and at such prices as the Company may deem advisable. There can be no assurance that such action will reduce the discount. There were no repurchases during the six months ended May 31, 2016 or May 31, 2015. The Company had 19,289,905 shares outstanding on May 31, 2016.

Executive Office and Shareholder Services

ASA Gold and Precious Metals Limited
400 S. El Camino Real, Suite 710
San Mateo, CA 94402 U.S.A.
(800) 432-3378

Registered Office

Canon’s Court
22 Victoria Street
Hamilton HM 12, Bermuda

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP, Philadelphia, PA, U.S.A.

Counsel

Appleby, Hamilton, Bermuda
K&L Gates LLP, Washington, DC, U.S.A.

Custodian

JPMorgan Chase Bank, N.A.
New York, NY, U.S.A.

Fund Accountants

ALPS Alternative Investment Services, LLC
Miami, FL, U.S.A.

Transfer Agent

Computershare Trust Company, N.A.
P.O. Box 30170, College Station, TX, 77842-3170
(800) 317-4445

Website: www.asaltd.com

The Semi-annual and Annual Reports of the Company and the latest valuation of net assets per share may be viewed on the Company’s website or may be requested from the Executive Office (800-432-3378). Shareholders are reminded to notify Computershare of any change of address.

Semi-Annual Report
May 31, 2016

A Closed-End Fund
Specializing in Gold and Other
Precious Metals Investments

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of directors determined that Bruce Hansen, Chairman of the registrant’s Audit and Ethics Committee, is an “audit committee financial expert” as defined in the instructions to Item 3 of Form N-CSR. Mr. Hansen is “independent” as defined in Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the report to shareholders filed under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable

(b) Not applicable

Item 9.	Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under Securities Exchange Act of 1934 (the “Exchange Act”), of any common shares of the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

                    There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant provided disclosure in response to Item 22(b)(15) of Schedule 14A in its proxy statement dated January 26, 2016.

Item 11.	Controls and Procedures

(a)

The Principal Executive Officer and the Principal Financial Officer, in their capacities as principal executive officer and principal financial officer of the registrant, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Not applicable.

	(2)	The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto.

	(3)	Not applicable.

(b)

The certifications required by Rule 30a-2(b) under the 1940 Act, Rule 13a-14(b) under the Exchange Act and Section 1350 of Chapter 63 of Title 18 of the United States Code are attached hereto. These certifications are not deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ASA Gold and Precious Metals Limited

Date: July 25, 2016	By:	/s/ David Christensen
David Christensen
President and Chief Executive Officer (Principal Executive Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Date: July 25, 2016	By:	/s/ David Christensen
David Christensen
President and Chief Executive Officer
(Principal Executive Officer)

Date: July 25, 2016	By:	/s/ David Lin
David Lin
Chief Financial Officer and Treasurer
(Principal Financial Officer)